Exhibit 99.2

September 1, 2005

Stock Pricing & October Trade Schedule

The limited market trade scheduled for September has been postponed to October 14, 2005. SAIC’s proposed capital restructuring (merger) and initial public offering (IPO) are significant transactions with important consequences for participants in the limited market. SAIC’s senior management and board of directors determined that it is in the stockholders’ best interests to have additional time to consider how the merger and IPO may affect their investment in SAIC and assess their future financial needs taking into account factors that may be relevant, including the strong probability that there will be no further limited market trades before the IPO, the proposed timing of the merger and the IPO, the uncertainty concerning the actual date of the merger and IPO, the special dividend and the transfer restriction periods after the IPO. As a result, the board of Bull, Inc. has delayed the stock trade scheduled for September by three weeks.

The following table sets forth the revised trade schedule and key dates and provides important information to consider in determining whether to participate in the rescheduled limited market trade.

Calendar for the Rescheduled October Limited Market Trade

Date	Trade Cycle Event	Activity
September 23	Limit Order Cycle Opens[1]	Bull, Inc., SAIC’s SEC & NASD registered broker-dealer, begins accepting limit orders for the rescheduled October trade.

September 30	Date of Record	The date that determines the shares that are eligible for sale in the October trade. Vested shares acquired by this date are eligible for sale.

October 6	Limit Order Deadline	The limit order process requires that those who want to buy or sell stock submit a limit order[2] by the deadline of 5 pm PT on the day BEFORE the stock price is established by the Board.

October 7	Stock Pricing Date	The Board of Directors of SAIC establishes the stock price for the October trade.

October 14	Trade Modification Deadline	Changes (electronic submissions only) or cancellations to initial buy/sell orders must be submitted by 5 pm PT.

October 19	Trade Settlement Date	Trade completed – proceeds and confirmations released.

[1]	Notification that limit orders are being accepted is provided to employees via I-News, EON Now, Stock News and EON NewsFlash email and to non-employees through the external portal. The Stock Tools system is enabled to accept online limit orders when the limit order cycle opens.

[2]	A limit order indicates a participant’s willingness to buy or sell at a specific price or better. In our stock system, a limit order is similar to a hotel reservation. You need to submit your buy or sell limit order prior to the stock price being established to ‘reserve’ your ability to participate in the upcoming trade.

Important Information Concerning the Rescheduled October Limited Market Trade

•	If the merger and the IPO proceed as planned, we do not expect to conduct any more limited market trades after the rescheduled October trade and we expect to cancel the December limited market trade.

•	The stock price for the October trade will be determined in the same manner and using the same process as used for past limited market trades. The Stock Policy Committee of SAIC’s Board of Directors will consider the valuation input from SAIC’s independent appraiser and make a recommendation on the price of the class A common stock to the SAIC Board of Directors. The Board of Directors will establish the price for the stock in the October trade.

•	Employees continue to be pre-approved for a minimum purchase of $500 up to a maximum purchase of $20,000 for the October trade. The deadline for requesting authorization to purchase more than $20,000 in the October trade expired on August 12, 2005.

•	The October trade will be your last opportunity to participate in the First Time Buyers Program (FTBP) and to be recommended to receive two matching options for each whole share purchased between a minimum purchase of $500 and a maximum purchase of $2,000.

•	Only those shares acquired by the September 30th Date of Record[3] will be eligible for sale in the October trade.

•	If rescheduling the trade to October will impose an extraordinary financial hardship on you, SAIC, in its discretion, may repurchase all or part of your shares directly from you, outside of and prior to the October trade. For more information, please consult the Financial Hardship Policy page on ISSAIC at https://issaic.saic.com/eon/stock/hardship.html or contact Stock Programs at the contact information provided below.

Exchanges or Distributions from the SAIC, AMSEC and Telcordia Retirement Plans

Note the cutoff for exchanges from the Exchangeable Company Stock Fund is October 11, 2005 on or before 1:00 PM PT. If you are requesting a distribution from the plans, which includes distributions of balances in your Company Stock Funds, all paperwork must be received by Vanguard on or before September 30, 2005.

RESOURCES FOR YOU

For more information on the October trade, buying or selling your stock, the date of record, or financial hardship sales:

•	Bull, Inc./Stock Programs

•	800-785-7764 or 858-826-4703, 8 AM – 5 PM PT with 24 hour message line

•	Email: programs_stock@saic.com

•	Retirement Programs

•	800-441-6926, 8 AM – 5 PM PT with 24 hour message line

•	Email: retirement.programs@saic.com

•	Employee Owners Network

•	800-303-5471, 8 AM – 5 PM PT with 24 hour message line

•	Email: EON@saic.com

[3]	The Date of Record is the date that determines which shares are eligible for sale in the limited market trade.

Forward-looking Statements

This communication may contain forward-looking statements that are based on our management’s belief and assumptions and on information currently available to our management. Any such forward-looking statements relate to future events or our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, achievements or benefits to be materially different from any future results, levels of activity, performance, achievements or benefits expressed or implied by such forward-looking statements. As a result of these risks, uncertainties and other factors, readers are cautioned not to place undue reliance on any forward-looking statements included in this communication. These risks, uncertainties and factors are discussed in the filings of Science Applications International Corporation and SAIC, Inc. with the SEC, which are available without charge at the SEC’s internet site at http://www.sec.gov. The forward-looking statements speak only as of the date made. Neither Science Applications International Corporation nor SAIC, Inc. assume any obligation to update any forward-looking statements to reflect events or circumstances arising after the date as of which they are made or to conform such statements to actual results.

Additional Information and Where to Find It

More detailed information pertaining to the merger and related proposals of Science Applications International Corporation will be set forth in appropriate filings that have been and will be made with the SEC, including the proxy statement/prospectus contained in the registration statement on Form S-4 filed by SAIC, Inc. concerning the proposed merger and related proposals. We urge stockholders to read such documents that are or may be filed with the SEC when they are available because they will contain important information about the proposed merger and related proposals. Stockholders will be able to obtain a free copy of any filings, containing information about Science Applications International Corporation or SAIC, Inc., without charge, at the SEC’s internet site at http://www.sec.gov. Copies of any filings by Science Applications International Corporation or SAIC, Inc. can also be obtained, without charge, by directing a request in writing to Science Applications International Corporation, 10260 Campus Point Drive, M/S F-3, San Diego, California 92121, Attention: General Counsel or by email to SECfilings@saic.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Science Applications International Corporation, SAIC, Inc. and their respective directors and executive officers may be deemed, under the SEC’s rules, to be participants in the solicitation of proxies from the stockholders of Science Applications International Corporation in connection with the proposed merger and related proposals. The names of the directors and executive officers of Science Applications International Corporation and SAIC, Inc. and their interests, direct or indirect, by security holdings or otherwise, in the proposed merger and related proposals are contained in the proxy statement/prospectus contained in a registration statement on Form S-4 filed by SAIC, Inc, which may be obtained without charge at the SEC’s internet site at http://www.sec.gov, or by directing a request in writing Science Applications International Corporation, 10260 Campus Point Drive, M/S F-3, San Diego, California 92121, Attention: General Counsel or by email to SECfilings@saic.com.